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                                                                    EXHIBIT 21.1

                     SUBSIDIARIES OF RAILWORKS CORPORATION

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                                                                                                                  NAMES UNDER WHICH
NAME OF COMPANY                                                              STATE OF INCORPORATION                DOING BUSINESS
---------------                                                              ----------------------              -------------------
Alpha-Keystone Engineering, Inc.                                             Pennsylvania
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Alpha-Keystone, Inc.                                                         Ohio
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Armcore Acquisition Corp.                                                    Delaware
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Armcore Railroad Contractors, Inc. (subsidiary of                            Illinois
Armcore Acquisition Corp.)
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Annex Railroad Builders, Inc.                                                Indiana
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Comstock Holdings Inc.                                                       Delaware
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L.K. Comstock & Company, Inc.                                                New York
(subsidiary of Comstock Holdings Inc.)
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Comtrak Construction, Inc.                                                   Georgia
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Condon Brothers, Inc.                                                        Washington
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CPI Concrete Products Incorporated                                           Tennessee
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FCM Rail, Ltd.                                                               Michigan
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F&V Metro RW, Inc.                                                           Delaware
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F&V Metro Contracting Corp. (subsidiary of F&V                               New York
Metro RW, Inc.)
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Impulse Enterprises of New York, Inc. (subsidiary of F&V                     New York
Metro RW, Inc.)
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V&R Electrical Contractors, Inc. (subsidiary of F&V                          New York
Metro RW, Inc.)
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Gantrex RW, Inc.                                                             Delaware
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Gantrex Holding Corporation (subsidiary of Gantrex                           Delaware
RW, Inc.)
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Gantrex Corporation (subsidiary of Gantrex Holding                           Pennsylvania
Corp)
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Gantrex Systems, Inc. (subsidiary of Gantrex RW,                             Delaware
Inc. and Gantrex Holding Corp)
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Gantrex RW Company (subsidiary of Gantrex RW,                                Nova Scotia unlimited
Inc.)                                                                        liability company
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Gantrex Holdings-Canada, Inc. ("GHC")(subsidiary of                          Nova Scotia
Gantrex RW Co)                                                               corporation
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Gantrex Group Ltd (subsidiary of GHC)                                        Ontario corporation
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Gantrex Limited (subsidiary of Gantrex Group Ltd)                            Ontario corporation
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Gantrex Systems Limited (subsidiary of Gantrex                               Ontario corporation
Group Ltd)
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Norapco Limited (subsidiary of GHC)                                          Ontario corporation
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H.P. McGinley, Inc.                                                          Pennsylvania
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Kennedy Railroad Builders, Inc.                                              Pennsylvania
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Merit Railroad Contractors, Inc.                                             Missouri
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
Midwest Construction Services, Inc.                         Indiana
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MidWest RW, Inc.                                            Delaware
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MidWest Railroad Construction & Maintenance                 Wyoming
  Corporation of Wyoming (subsidiary of Mid West
  RW, Inc.)
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Minnesota Railroad Service, Inc.                            Tennessee
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New England Railroad Construction Co., Inc.                 Connecticut          NERRCO, Inc.
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Northern Rail Service and Supply Company, Inc.              Michigan
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R. & M. B. Rail Co., Inc.                                   Indiana              Mize Construction Company
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Railcorp Inc.                                               Ohio
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Railroad Service, Inc.                                      Nevada               Brace and Matson, Inc.;
                                                                                 Brace and Matson, Co.
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Railroad Specialties, Inc.                                  Indiana
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Sheldon Electric, Inc.                                      Delaware
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Southern Indiana Wood Preserving Co., Inc.                  Indiana
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U. S. Trackworks, Inc.                                      Michigan
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U. S. Railway Supply, Inc.                                  Indiana
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Wm. A. Smith Construction Co., Inc.                         Texas
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Wm. A. Smith Rerailing Services, Inc.                       Texas
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